SELECTIVE OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2021 (Unaudited)

COMMON STOCKS — 25.51%	Shares	Fair Value

Consumer Discretionary — 6.74%
Alibaba Group Holding Ltd. - ADR (China)(a)(b)	45,200	$ 10,248,196

Financials — 3.11%
Bank of the Ozarks, Inc.(b)	115,698	4,726,263

Technology — 15.66%
Blue Prism Group PLC (United Kingdom)(a)	721,862	12,637,536
Splunk, Inc.(a)(b)	82,575	11,187,261
		23,824,797

Total Common Stocks (Cost $26,801,424)		38,799,256

MONEY MARKET FUNDS - 72.42%

BlackRock Liquidity Funds Treasury Trust Fund, Institutional Class, 0.01%(c)	108,179,899	108,179,899
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class, 0.01%(c)	1,942,437	1,942,437
Total Money Market Funds (Cost $110,122,336)		110,122,336

Total Investments — 97.93% (Cost $136,923,760)		148,921,592

Other Assets in Excess of Liabilities — 2.07%		3,145,835

NET ASSETS — 100.00%		$ 152,067,427

(a)	Non-income producing security.
(b)	All or a portion of the security is held as collateral for unsettled security transactions.
(c)	Rate disclosed is the seven day effective yield as of March 31, 2021.

ADR	- American Depositary Receipt

At March 31, 2021, the net unrealized appreciation (depreciation) and tax cost of investments, for tax purposes were as follows:

Opportunity Fund
Gross unrealized appreciation	$ 10,444,538
Gross unrealized depreciation	-
Net unrealized appreciation/(depreciation) on investments	$ 10,444,538
Tax cost of investments	$ 138,477,054

See accompanying notes which are an integral part of this schedule of investments.

Selective Funds

Related Notes to the Schedule of Investments

March 31, 2021

(Unaudited)

The Selective Opportunity Fund (the “Opportunity Fund”) and the Selective Premium Income Fund (the “Income Fund”) (each a "Fund" and, collectively the "Funds") are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.  The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

As of March 31, 2021, the Income Fund currently holds its entire cash position in a cash equivalent deposit account. As a result, a Schedule of Investments is not included with this Form N-PORT filing.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Securities Valuation and Fair Value Measurements - Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, a Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

In accordance with the Unified Series Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable, as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that a Fund might reasonably expect to receive upon the current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Opportunity Fund’s investments as of March 31, 2021:

Opportunity Fund
Assets	Level 1	Level 2	Level 3	Total

Common Stocks(a)	$ 38,799,256	$ -	$ -	$ 38,799,256
Money Market Funds	110,122,336	-	-	110,122,336
Total	$ 148,921,592	$ -	$ -	$ 148,921,592

(a) Refer to the Schedule of Investments for sector classifications.

The Funds did not hold any assets at the end of the reporting period in which significant unobservable inputs (Level 3)

were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.